                                                                   EXHIBIT 10.12

                          BIO-ENGINEERED FOODS, INC.
                          --------------------------
                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------

     BIO-ENGINEERED FOODS, INC., a Delaware corporation (the "Company"), has granted to _________________ (the "Optionee"), an option (the "Option") to purchase a total of ________________ shares (the "Shares") of its common stock ("Common Stock"), at the price set forth below, and in all respects subject to the terms, definitions and provisions of the 1997 Stock Incentive Plan (the "Plan") adopted by the Company, which is incorporated by reference. Unless otherwise defined in this Agreement, the terms defined in the Plan shall have the same defined meanings Agreement.

      1.   Nature of the Option.  This Option is intended to qualify as an
           --------------------
Incentive Stock Option as defined in Section 422 of the Internal Revenue code of 1986, as amended (the "Code")

      2.   Exercise Price.  The exercise prices is $2.50 for each share of
           --------------
Common Stock ("Exercise Price"), which price is not less than the Fair Market Value per share of the Common Stock on the date of grant, as determined pursuant to Section 4 of the Plan.

      3.   Exercise of Option.  This Option shall be exercisable during its
           -----------------
term in accordance with the provisions of Section 6.6 of the Plan as follows:

           3.1  Right to Exercise.
                -----------------

                3.1.1  Subject to Sections 3.1.2, 3.1.3, 3.1.4, and 3.1.5
below, and to Section 6.12 of the Plan, this Option shall become exercisable, cumulatively, fifty percent (50%) of the Shares subject to the Option, at any time after December 31, 1997; and fifty percent (50%) of the Shares at any time after December 31, 1998.

                3.1.2 Subject to Section 3.1.1, this Option may be exercised in whole or in part. This Option may not be exercised for a fraction of a Share.

                3.1.3 This Option shall not be exercisable during the lifetime of the Optionee by any person other than the Optionee. In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below, subject to the limitations contained in Sections 3.1.4 and 3.1.5.

                3.1.4 This Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

               3.1.5 In the event that this Option shall become exercisable at a time or times such that Shares having an aggregate fair market value (determined as of the date of grant of the option covering such Share) in excess of $100,000 shall first become available for purchase during any calender year, under this Option or any other Incentive Stock Option agreement between the Company and the Optionee, then that portion of such Shares corresponding to the excess of such aggregate fair market value over $100,000 shall not be treated as Incentive Stock Options pursuant to the Code.

          3.2  Method of Exercise.
               ------------------

               3.2.1 This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

               3.2.2 No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of the law and the requirements of any stock exchange upon which the Common Stock may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4.   Optionee's Representations. In the event the Shares purchasable
          --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company an executed Employee Restricted Stock Agreement in the form attached as Exhibit A.
                        ---------

     5.   Method of Payment. Payment of the exercise price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

          5.1  cash;

          5.2  check; or

          5.3 surrender of other shares of Common Stock of the Company having a Fair Market Value on the date of exercise equal to the exercise price of the Shares as to which the Option is being exercised.

     6.   Restrictions on Exercise. This Option may not be exercised if the
          ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable federal of state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as the Administrator may deem to be necessary or appropriate under any applicable law or regulation.

     7.   Termination of Status as an Employee. In the event of termination of
          ------------------------------------
Optionee's employment with the Company for any reason other than the disability or death of the Optionee, Optionee may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 3.1.4), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate. Nothing contained in this Option or in the Plan shall confer upon the Optionee any right to continue in his or her position with the Company or shall interfere in any way with the rights of the Company, which are hereby reserved, to reduce the Optionee's compensation from the rate in existence on the date of grant or to terminate the Optionee's relationship with the Company for any reason.

     8.   Disability of Optionee. In the event of termination of Optionee's
          ----------------------
employment with the Company as a result of Optionee's disability, Optionee may, but only within one (1) year from the date of the termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 3.1.4), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, this Option shall cease to be an Incentive Stock Option and shall automatically convert to a nonstatutory stock option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate. An individual shall not be considered disabled unless he or she furnishes proof of the existence of such disability in such form and manner, and at such times, as the Administrator may require.

     9.   Death of Optionee. In the event of death of Optionee:
          -----------------

          9.1 during the term of this Option and while an employee of the Company and having been in continuous status as an Employee since the date of grant of this Option, the Option may be exercised at any time within one (1) year following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
Section 3.1.4), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death; or

         9.2 within thirty (30) days after the termination of Optionee's continuous status as an employee, the Option may be exercised, at any time within three (3) months following the date of death (but in no event later than the date of expiration of the term of this Option as set froth in Section 3.1.4), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. Non-Transferability of Option. This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11. Optionee not a Shareholder. neither the Optionee nor any other person
         --------------------------
entitled to exercise the Option shall have any of the rights or privileges of a shareholder of the Company with respect to any of the Shares until the date of issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6.8 of the Plan.

     12. Early Disposition of Stock. Optionee understands that if Optionee
         --------------------------
disposes of any Shares received under this Option within two (2) years after the date of grant, or within one (1) year after such Shares were transferred to him, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Company, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Optionee agrees to notify the Company in writing within 30 days after the date of any such disposition. Optionee understands that if Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

        13.  Stock Splits, Combinations, Recapitalizations, etc.  The number of
             ---------------------------------------------------
Shares subject to this Option shall be subject to adjustment as set forth in
Section 6.8 of the Plan.

DATE OF GRANT:  December 5, 1996

                            BIO-ENGINEERED FOODS, INC., a
                            California Corporation

                            By:
                               --------------------------
                               James Wolfe, President

OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION
3.1 IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1997 STOCK INCENTIVE PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that Optionee is familiar with the terms and provisions thereof, and accepts this Option subject to all of the terms and provisions. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan.

Date:
     --------------------

                                 ------------------------------------

                                   EXHIBIT A
                                   ---------

                          BIO-ENGINEERED FOODS, INC.

                                    FORM OF

                      EMPLOYEE RESTRICTED STOCK AGREEMENT

     This Employee Restricted Stock Agreement (the "Agreement") is made as of
this          day of              , by and between BIO-ENGINEERED FOODS, INC.,
     --------        ------------
a California corporation (the "Company") and                ("Employee").  In
                                            ----------------
consideration of the mutual covenants and representations herein set forth, the Company and Employee agree as follows:

     1.  Issuance of Restricted Stock.  Subject to the terms and conditions of
         ----------------------------
this Agreement and the Incentive Stock Option Agreement between the Company and Employee dated December 5, 1996, the Company agrees to issue to Employee as of
the date of this Agreement,          shares (the "Shares") of the Company's
                           ---------
common stock (the "Common Stock") at a purchase price of $2.50 per share.

     2.  Stock Splits, Etc.  If, from time to time during the term of this
         ------------------
Agreement there is any stock dividend or liquidating reclassification or other change in the character or amount of any of the outstanding securities of the Company; or there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company; then, and in such event, all new, substituted or additional securities or other property to which Employee is entitled by reason of his ownership of the Shares shall be immediately subject to this Agreement and be included in the term "Shares" for all purposes and with the same force and effect as the Shares of Common Stock to be issued on the date of this Agreement.

     3.  Restrictions of Transfer.
         ------------------------

         3.1  Purchase Option.
              ---------------

              3.1.1 The Shares shall be subject to the right and option of the Company to repurchase the Shares (the "Purchase Option") as set forth in this
Section 3.1. In the event Employee shall cease to be employed by the Company (including a parent or subsidiary of the Company) for any reason (a "Termination"), the Purchase Option shall come into effect. Following a Termination, the Company shall have the right, as provided in Section 3.1.3, to purchase the Shares from the Employee at the purchase price per Share set forth in Section 3.1.2 (the "Option Price").

         3.1.2 If the Termination is for cause, as defined hereinafter, the Option Price shall be the purchase price per Share originally paid as set forth in Section 1 (the "Cause Option Price"); provided however, that the portion of the Shares repurchased at the Cause Option Price shall lapse at a rate of twenty percent (20%) per year starting with the first annual anniversary date of the grant date set forth in the Option Agreement (so that as of the fifth annual anniversary date of the grant date set forth in the Option Agreement, the Cause Option Price shall equal the Non-Cause Option Price defined below). To the extent such Cause Option Price lapses, as described above, the applicable Option Price shall be the Non-Cause Option Price. In the event of a Termination for any reason other than cause, the Option Price shall be the Fair Market Value (as that term is defined in Section 4 of the Company's 1997 Stock Incentive Plan; the "Plan") for a share of the Company's Common Stock on the date of the Termination (the "Non-Cause Option Price"). For purposes of this Section 3.1.2 only, "cause" shall mean Employee's commission of any material act of dishonesty, fraud or misrepresentation or any act of moral turpitude; default in the performance of Employee's material obligations, services or duties to the Company; or Employee's failure to execute specific instructions from the Company's officers, which failure is not corrected by Employee upon notice from the Company.

         3.1.3 Within 60 days following a Termination, the Company shall notify Employee by written notice delivered or mailed as provided in Section 6.2, as to whether it wishes to purchase the Shares pursuant to exercise of the Purchase Option. If the Company (or its assignee) elects to purchase the Shares hereunder, it shall set a date for the closing of the transaction at a place specified by the Company not later than 15 days from the date of such notice. At such closing, the Company (or its assignee) shall tender payment for the Shares and Employee shall tender the certificates representing the Shares so purchased for cancellation or transfer, as the case may be. The Option Price may be payable, at the option of the Company, in cancellation of all or a portion of any outstanding indebtedness of Employee to the Company or in cash (by check), or both; provided that to the extent the Option Price payable by the Company is the Cause Option Price, the Option Price shall be payable in cash.

       3.2 Right of First Refusal. Other than as set forth in Section 3.1 or
           ----------------------
3.4, Employee shall not sell, transfer, pledge, hypothecate or otherwise dispose of any of the Shares (including transfer by operation of law) until such Shares are first offered to the Company in accordance with the following terms and conditions:

         3.2.1 The Employee shall deliver a notice ("Notice") to the Company stating (i) his bona fide intention to sell or transfer such Shares, (ii) the number of Shares to be sold or transferred, (iii) the price for which he proposes to sell or transfer such Shares, (iv) the name of the proposed purchaser or transferee, and
(v) the payment terms proposed.

               3.2.2 Within thirty (30) days after receipt of the Notice, the Company or its assignee may elect to purchase all Shares to which the Notice refers, at the price per Share specified in the Notice. The Company shall purchase the Shares on the payment terms specified in the Notice; provided, however, that the Company may elect to pay up to 75% of the purchase price to be paid for the Shares by delivery of a promissory note for a fixed term (not to exceed two years) to be determined by the Board of Directors of the Company, with interest thereon payable at the prime rate in effect as of the date of the Notice. The principal amount of such note shall not exceed the difference between the fair market value of the Shares purchased by the Company less the aggregate exercise price paid for such Shares by Employee. The remainder of the purchase price shall be paid by cash or check payable to the Employee at the time of sale.

               3.2.3 If the Shares to which the Notice refers are not elected to be purchased as provided in Section 3.2.2, the Employee must offer the Shares to the other shareholders of the Company at the price and payment terms specified in the Notice.

               3.2.4 If the Shares to which the Notice refers are not elected to be purchased, as provided in Sections 3.2.2 and 3.2.3, the Employee may sell the Shares to any person named in the Notice at the price, and on the payment terms, specified in the Notice, or at a higher price or upon payment terms less favorable to the proposed transferee, provided that such sale or transfer is consummated within ninety (90) days of the date of said Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof, including Section 3.5 below.

          3.3  Market Stand-Off. Employee agrees that, in connection with an
               ----------------
initial public offering by the Company of its equity securities pursuant to a registration statement filed under the Act, the Employee will not sell, make any short sale or loan, hypothecate, pledge, grant any option for the purchase of or otherwise dispose of any Common Stock without the prior written consent of the Company and its underwriters, for such period of time from the effective date of such registration as may be requested by the Company or such underwriters.

          3.4  Drag-Along Rights. Employee agrees that, if a person who is not
               -----------------
affiliated with the Company or any of its controlling persons makes a bona fide offer to all shareholders of the Company to acquire all of their shares of Common Stock (whether by cash purchase, or in exchange for securities of such person, or any combination thereof, or by merger or consolidation with such person or an entity affiliated with such person), and the holders of a majority of the then-outstanding shares of Common Stock elect to accept such offer, then the Employee shall be deemed to have accepted such offer and shall transfer the Shares to the person making such offer on the terms contained in such offer.

         3.5  Further Limitations on Disposition.  Without in any way limiting
              ----------------------------------
the restrictions set forth above, the Employee further agrees that he shall in no event make any disposition of all or any portion of the Shares unless and until:

              3.5.1 The Employee shall have notified the Company of the proposed disposition and shall have furnished the Company with (i) a detailed statement of the circumstances surrounding the proposed disposition, and (ii) Employee's certification, in form and substance reasonably satisfactory to the Company, that the proposed purchaser or transferee of such Shares has not, directly or indirectly, engaged in any competition against the Company, or owned any interest in any business competitive with the Company, in either case within three years prior to the date of the proposed disposition;

              3.5.2 If requested by the Company, the Employee shall have furnished the Company with an opinion of the Employee's counsel to the effect that such disposition will not require registration of such Shares under the Securities Act of 1933, as amended (the "Act") or qualification under any applicable state securities laws; and

              3.5.3 Such opinion of the Employee's counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Employee of such concurrence.

         3.6  Termination of Restrictions.  The provisions of Sections 3.1, 3.2,
              ---------------------------
3.4 and 3.5 shall terminate on (i) the effective date of a Registration Statement filed by the Company under the Act, with respect to an underwritten public offering of Common Stock on the Company, or (ii) the closing date of a sale of assets or a merger of the Company duly approved by the shareholders of the Company pursuant to which shareholders of this Company receive cash or securities of a buyer whose shares are publicly traded; provided, however, that the restrictions set forth in Section 3.1 shall terminate no later than five years after the date of this Agreement. The provisions of Section 3.2 shall not apply to a transfer of any Shares by Employee on death by will or intestate to his ancestors, descendants or spouse, or any custodian or trustee for the account of Employee's ancestors, descendants or spouse, provided, in each such case, a transferee shall receive and hold such Shares subject to the provisions of Sections 3.1, 3.2, 3.3, 3.4 and 3.5, shall execute a copy of this Agreement if so requested by the Company, and there shall be no further transfer of such Shares in accordance with this Agreement.

         3.7  Violation of Restrictions.  With respect to any Shares which shall
              -------------------------
have been sold or transferred in violation of any of the provisions set forth in this Agreement, the Company shall not be required (i) to reflect such transfer on its books, or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

     4.   Legends. All certificates representing any of the Shares subject to
          -------
the provisions of this Agreement shall have endorsed thereon the following legends:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF FIRST REFUSAL AS SET FORTH IN AN EMPLOYEE RESTRICTED STOCK AGREEMENT DATED _________ , ____ , BETWEEN THE COMPANY AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND APPROPRIATE QUALIFICATION UNDER SUCH LAWS, UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SAID REGISTRATION AND QUALIFICATION ARE NOT REQUIRED."


In addition, the certificates shall bear any other legend which the Company deems to be necessary or appropriate under the securities laws of any state.

     5.   Employee's Representations. In connection with his purchase of the
          -------------------------
Shares, the Employee hereby represents and warrants to the Company as follows:

          5.1  Investment Intent; Capacity to Protect Interests. The Employee is
               ------------------------------------------------
purchasing the Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of and distributing the Shares or any portion thereof. The Employee also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for the Employee's account only, and neither in whole or in part for any other person. Employee either has a preexisting business or personal relationship with the Company or any of its officers, directors or controlling persons or by reason of Employee's business or financial experience or the business or financial experience of Employee's professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect Employee's own interests in connection with this transaction.

         5.2 Residence. The Employee's principal residence is within the State
             ---------
of California and is located at the address indicated beneath the Employee's signature below.

         5.3 Information Concerning Company. The Employee has heretofore
             ------------------------------
discussed the Company and its plans, operations and financial condition with the Company's officers and has heretofore received all such information as the Employee has deemed necessary and appropriate to enable the Employee to evaluate the financial risk inherent in making an investment in the Shares and the Employee has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

         5.4 Economic Risk. The Employee realizes that the purchase of the
             -------------
Shares is a highly speculative investment and involves a high degree of risk, and the Employee is able, without impairing his or her financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the investment.

         5.5 Restricted Securities. The Employee understands and acknowledges
             ---------------------
that:

             5.5.1 The sale of the Shares has not been registered under the Act, and the Shares must be held indefinitely unless the Shares are subsequently registered under the Act or an exemption from such registration is available, and the Company is under no obligation to register the Shares; the Employee is familiar with the provisions of Rules 701 and 144, each promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a nonpublic offering, subject to the satisfaction of certain conditions;

             5.5.2 The share certificate representing the Shares will be stamped with the legends specified in Section 4; and

             5.5.3 There are significant restrictions on Employee's ability to transfer the Shares imposed by this Agreement; the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

         5.6 Valuation of Common Stock. The Employee understands that the Shares
             -------------------------
have been valued by the Board of Directors of the Company in connection with the Plan based on the best information available to the Board at the time of grant. The Employee also understands that the Company can give no assurances regarding the fair market value of the Shares and that it is possible that, with the benefit of hindsight, the Internal Revenue

Service would successfully assert that the fair market value of the Shares on the date of purchase or the date the option was granted is greater than may be determined by the Employee or the Company. Any additional taxes (and interest) resulting from such determination would be payable by the Employee. There is no provision for the Company to reimburse Employee for that tax liability, and the Employee assumes all responsibility for such potential tax liability.

      6.  Miscellaneous.
          -------------

          6.1  Further Instruments.  The parties agree to execute such further
               -------------------
instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

          6.2  Notices.  Any notice required or permitted hereunder shall be
               -------
given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to Employee at his address shown on the Company's employment records and to the Company at the address of its principal corporate offices (Attention: President) or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

          6.3  Assignment of Rights.  The Company may assign its rights
               --------------------
(including the Purchase Option) and delegate its duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Employee, his heirs, executors, administrators, successors and assigns.

          6.4  Transfer Authorization.  Employee hereby authorizes and directs
               ----------------------
the Secretary or Transfer Agent of the Company to transfer the Shares as to which either (i) the Purchase Option has been exercised or (ii) the right of first refusal has been exercised, in either case from Employee to the Company or its assignee.

          6.5  Right of Termination.  Nothing in this Agreement shall affect in
               --------------------
any manner whatsoever the right or power of the company, or a parent or subsidiary of the Company, to terminate Employee's employment, for any reason, with or without cause.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                      "Company"

                                      BIO-ENGINEERED FOODS, INC.

                                      By:
                                         ----------------------
                                         James Wolfe, President

                                      Address:

                                      1015 Mark Avenue
                                      Carpinteria, CA 93013


                                      "Employee"

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                                      Address:

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